[F&M Bancorp Logo]

                                                    March 25, 1997

Dear Stockholder:

     Enclosed please find a revised Notice of Annual Meeting of Stockholders, revised Proxy Card, and return mailing envelope.

     The revisions were necessary to correct an error in both the Notice and the Proxy Card which incorrectly omitted one of the proposed Charter amendments which Bancorp wants its stockholders to consider at the Annual Meeting. The omitted proposed Charter amendment delineates factors the Board may consider in exercising its business judgment involving extraordinary activities. An analysis of the proposed Charter amendment is contained at page 17 of the Proxy Statement you received earlier. Note also that a total of six (6) proposed Charter amendments are being offered by Bancorp and that any reference in the Proxy Statement to the number of proposed Charter amendments should be read as six
(6).

     PLEASE EXECUTE AND RETURN THE ENCLOSED REVISED PROXY CARD, EVEN IF YOU HAVE PREVIOUSLY RETURNED THE PROXY CARD YOU RECEIVED WITH THE EARLIER MAILING.

     Bancorp regrets this error and any inconvenience it may have caused you.

                                       Very truly yours,

                                       Gordon M. Cooley
                                       Secretary

Enclosures


                                110 Thomas Johnson Drive
                                      P.O. Box 518
                                  Frederick, MD  21705
                                     (301) 694-4000

                                   [F&M Bancorp Logo]
                                110 Thomas Johnson Drive
                                  Frederick, MD  21705


                  REVISED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of Stockholders of F&M Bancorp ("Bancorp") will be held at the Corporate Headquarters, 110 Thomas Johnson Drive, Frederick, Maryland, on Tuesday, April 15, 1997, at 10:00 a.m., for the following purposes:

         (1)  To elect 16 directors of Bancorp;

         (2) Proposed Charter amendment to increase the number of authorized shares from 10,000,000 to 50,000,000;

         (3) Proposed Charter amendment to create a classified Board of Directors;

         (4) Proposed Charter amendment concerning indemnification of directors, officers and employees;

         (5) Proposed Charter amendment to delineate factors the Board may consider in exercising its business judgment involving extraordinary activities;

         (6) Proposed Charter amendment to reduce vote required to approve certain extraordinary events;

         (7)  Proposed clarifying Charter amendments; and

         (8) To consider and act upon such other business as may properly come before the meeting.

         Stockholders of Bancorp of record on January 24, 1997 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                        By Order of the Board of Directors,

                                        Gordon M. Cooley
                                        Secretary
Frederick, Maryland
March 17, 1997

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     Even though you plan to attend the annual meeting, please complete, date and sign the enclosed proxy and promptly mail it in the return envelope provided. No postage is required if mailed in the United States. If you attend the annual meeting and decide that you wish to vote in person, or for any other reason desire to revoke your proxy, you may do so at any time prior to its use.

                                 F&M BANCORP

          REVISED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of F&M Bancorp hereby appoints Faye E. Cannon, Alice
E. Stonebreaker, and David R. Stauffer, or any two of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene at 10:00 a.m. on April 15, 1997, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 17, 1997, receipt of which is hereby acknowledged.

1.  ELECTION OF 16 DIRECTORS

/ / FOR all nominees listed below as           / / WITHHOLD AUTHORITY to vote
      recommended by the Board of Directors          for all nominees listed
      (except as marked to the contrary)             below


R. BENNA, H. BOWEN, J. BRUNK, B. BYRON, F. CANNON, M. CHURCH, A. COHEN,
M. GLADHILL, C. HOFF, J. KLUTTZ, R. MOLER, C. NICODEMUS, R. PHOEBUS,
H. WARFIELD, J. WARFIELD AND T. WINKLER

    (INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

2.  Proposed Charter amendment to increase the number of authorized shares from
    10,000,000 to 50,000,000            / / FOR     / / AGAINST     / / ABSTAIN

3.  Proposed Charter amendment to create a classified Board of Directors
                                        / / FOR     / / AGAINST     / / ABSTAIN

4.  Proposed Charter amendment concerning indemnification of directors, officers
    and employees                       / / FOR     / / AGAINST     / / ABSTAIN

5. Proposed Charter amendment to delineate factors the Board may consider in exercising its business judgment involving extraordinary activities
                                        / / FOR     / / AGAINST     / / ABSTAIN

6.  Proposed Charter amendment to reduce vote required to approve certain
extraordinary events                    / / FOR     / / AGAINST     / / ABSTAIN

                (Please mark, date and sign the reverse side)

7.  Proposed clarifying Charter amendments  / / FOR   / / AGAINST   / / ABSTAIN

8. IN THEIR DISCRETION, on such other matters as may properly come before the meeting.


Shares represented by all properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted for proposals 1, 2, 3, 4, 5, 6, and 7 and in the best discretion of the proxy holders as to any other matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES FOR DIRECTOR AND A VOTE FOR EACH OF THE FOREGOING PROPOSALS.

                            Dated                                        , 1997
                                  ---------------------------------------------


                            ---------------------------------------------------
                                               (Signature)


                            ---------------------------------------------------
                                               (Signature)

                            Please date and sign exactly as name(s) appears at left. If joint account, both owners should sign.

                            I plan to attend the Annual Meeting.   /  /

                            (Proxy information appears on the reverse side. Please mark, date, sign, and return the proxy card promptly using the enclosed envelope.)


F&M BANCORP
ANNUAL MEETING

Corporate Headquarters
110 Thomas Johnson Drive
Frederick, Maryland 21702

APRIL 15, 1997
10:00 a.m.